UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:  811-08747

DIVIDEND AND INCOME FUND
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Dividend and Income Fund
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of Fiscal Year End:   December 31

Date of Reporting Period:  September 30, 2014

Item 1. Schedule of Investments
	DIVIDEND AND INCOME FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2014
	(Unaudited)

Shares		Value
	Common Stocks (88.13%)
	Agricultural Chemicals (1.06%)
45,000	Potash Corporation of Saskatchewan Inc.	$1,555,200

	Arrangement of Transportation of Freight & Cargo (1.13%)
25,000	C.H. Robinson Worldwide, Inc.	1,658,000

	Beverages (2.45%)
45,000	Coca-Cola Company (a)	1,919,700
18,000	PepsiCo, Inc. (a)	1,675,620
		3,595,320

	Biological Products (1.16%)
12,100	Amgen Inc. (a)	1,699,566

	Cable & Other Pay Television Services (1.93%)
32,500	Rogers Communications Inc.	1,216,150
21,400	Time Warner Inc. (a)	1,609,494
		2,825,644

	Cigarettes (0.57%)
10,000	Philip Morris International, Inc. (a)	834,000

	Commercial Banks (1.81%)
149,000	Banco Santander (Brasil) S.A.	974,460
60,000	Westpac Banking Corporation	1,686,600
		2,661,060

	Computer Communications Equipment (1.46%)
85,000	Cisco Systems, Inc. (a)	2,139,450

	Construction, Mining & Materials Handling Machinery & Equipment (0.74%)
13,500	Dover Corp. (a)	1,084,455

	Crude Petroleum & Natural Gas (5.18%)
16,000	Apache Corporation	1,501,920
55,000	Canadian Natural Resources Limited	2,136,200
30,000	Devon Energy Corporation	2,045,400
20,000	Occidental Petroleum Corporation (a)	1,923,000
		7,606,520

	Deep Sea Foreign Transportation of Freight (0.73%)
50,000	Seaspan Corp. (a)	1,075,000

	Dolls & Stuffed Toys (0.52%)
25,000	Mattel, Inc. (a)	766,250

	Drilling Oil & Gas Wells (0.73%)
33,700	Transocean Ltd.	1,077,389

	Electric Services (2.42%)
11,000	Entergy Corp. (a)	850,630
18,600	FirstEnergy Corp. (a)	624,402
47,500	Southern Company (a)	2,073,375
		3,548,407

	Electromedical & Electrotherapeutic Apparatus (0.85%)
20,200	Medtronic, Inc. (a)	1,251,390

	Electronic & Other Electrical Equipment (1.95%)
111,900	General Electric Company (a)	2,866,878

	Electronic & Other Services Combined (2.27%)
51,500	Exelon Corp. (a)	1,755,635
35,000	PG&E Corp. (a)	1,576,400
		3,332,035

	Farm Machinery & Equipment (1.75%)
25,000	AGCO Corporation	1,136,500
17,500	Deere & Company	1,434,825
		2,571,325

	Fire, Marine & Casualty Insurance (2.73%)
20,000	Ace Ltd. (a)	2,097,400
40,000	W.R. Berkley Corporation	1,912,000
		4,009,400

	Food & Kindred Products (0.73%)
25,000	Campbell Soup Co. (a)	1,068,250

	Hospital & Medical Service Plans (1.39%)
17,100	WellPoint, Inc.	2,045,502

	Household Audio & Video Equipment (0.12%)
6,750	Knowles Corporation	178,875

	Leather & Leather Products (0.73%)
30,000	Coach, Inc.	1,068,300

	Life Insurance (1.46%)
40,000	MetLife, Inc. (a)	2,148,800

	Metal Mining (1.17%)
35,000	Rio Tinto PLC ADR	1,721,300

	Mining Machinery & Equipment (1.02%)
27,500	Joy Global Inc.	1,499,850

	Miscellaneous Food Preparations & Kindred Products (0.91%)
20,000	McCormick & Company, Incorporated	1,338,000

	Motor Vehicle Parts & Accessories (1.59%)
25,000	Honeywell International, Inc. (a)	2,328,000

	Motor Vehicles & Passenger Car Bodies (2.11%)
120,000	Ford Motor Company	1,774,800
41,500	General Motors Company	1,325,510
		3,100,310

	National Commercial Banks (3.30%)
20,200	Capital One Financial Corporation	1,648,724
39,000	U.S. Bancorp	1,631,370
30,000	Wells Fargo & Company	1,556,100
		4,836,194

	Natural Gas Transmission (1.10%)
42,000	Kinder Morgan, Inc.	1,610,280

	Natural Gas Transmission & Distribution (1.10%)
41,000	Spectra Energy Corp.	1,609,660

	Oil & Gas Field Machinery & Equipment (1.10%)
19,200	National Oilwell Varco, Inc.	1,461,120
4,800	NOW Inc.	145,968
		1,607,088

	Periodicals: Publishing or Publishing & Printing (0.04%)
2,675	Time Inc.	62,675

	Petroleum Refining (3.70%)
15,000	Chevron Corp. (a)	1,789,800
11,000	ConocoPhillips (a)	841,720
16,500	Exxon Mobil Corp. (a)	1,551,825
5,500	Phillips 66 (a)	447,205
21,800	Suncor Energy Inc.	788,070
		5,418,620

	Pharmaceutical Preparations (5.14%)
23,100	Johnson & Johnson (a)	2,462,229
40,300	Merck & Co., Inc. (a)	2,388,984
37,924	Pfizer Inc.	1,121,413
27,900	Sanofi ADR (a)	1,574,397
		7,547,023

	Pipelines (1.47%)
45,000	Enbridge Inc.	2,154,600

	Plastic Mail, Synth Resin/Rubber, Cellulose (1.12%)
50,000	Rayonier Advanced Materials Inc.	1,645,500

	Printed Circuit Boards (1.13%)
110,000	Kimball International Inc. Class B	1,655,500

	Radio & TV Broadcasting & Communications Equipment (1.03%)
45,600	NTT DOCOMO, INC.	763,344
10,000	QUALCOMM, Incorporated (a)	747,700
		1,511,044

	Railroads, Line-Haul Operating (3.51%)
108,500	CSX Corp. (a)	3,478,510
15,000	Norfolk Southern Corp.	1,674,000
		5,152,510
	Real Estate (0.63%)
50,000	NorthStar Asset Management Group Inc.	921,000

	Retail - Department Stores (1.20%)
28,600	Kohl's Corporation	1,745,458

	Retail - Eating Places (1.20%)
18,500	McDonald's Corp. (a)	1,753,985

	Retail - Variety Stores (1.70%)
16,000	Target Corp. (a)	1,002,880
19,400	Wal-Mart Stores, Inc.	1,483,518
		2,486,398

	Savings Institution, Federally Chartered (0.60%)
60,000	People's United Financial, Inc. (a)	868,200

	Services - Business Services (2.12%)
83,000	The Western Union Company (a)	1,331,320
135,000	Xerox Corporation	1,786,050
		3,117,370

	Services - Medical Laboratories (1.16%)
28,000	Quest Diagnostics Incorporated	1,699,040

	Services - Miscellaneous Repair Services (0.02%)
756	Aquilex Holdings LLC Units (b)	34,393

	Services - Prepackaged Software (2.12%)
30,000	Microsoft Corporation (a)	1,390,800
45,000	Oracle Corporation	1,722,600
		3,113,400

	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (1.03%)
18,000	The Procter & Gamble Company (a)	1,507,320

	Specialty Cleaning, Polishing and Sanitation Preparations (1.11%)
17,000	Clorox Co. (a)	1,632,680

	Surety Insurance (0.97%)
100,000	Old Republic International Corp.	1,428,000

	Surgical & Medical Instruments & Apparatus (2.15%)
27,000	Baxter International Inc. (a)	1,937,790
10,700	Becton, Dickinson and Company	1,217,767
		3,155,557

	Telephone Communications (2.70%)
43,000	CenturyLink, Inc.	1,758,270
150,000	Orange ADR	2,211,000
		3,969,270

	Title Insurance (1.20%)
65,000	First American Financial Corporation	1,762,800

	Water Transportation (0.65%)
23,800	Carnival Corp. (a)	956,046

	Wholesale - Groceries & Related Products (1.16%)
45,000	Sysco Corp.	1,707,750

	Total common stocks (Cost $107,322,001)	129,323,837

Principal
Amount
	Corporate Bonds and Notes (1.97%)
	Cable & Other Pay Television Services (0.36%)
500,000	CCO Holdings LLC, 7.00%, 1/15/19 (a)	520,625

	Cogeneration Services & Small Power Producers (0.33%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	481,500

	Electric Services (0.41%)
541,411	Elwood Energy LLC, 8.159%, 7/5/26 (a)	607,734

	Hospital & Medical Service Plans (0.18%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	270,625

	Oil & Gas Field Exploration Services (0.12%)
169,000	CGG-Veritas, 7.75%, 5/15/17 (a)	170,267

	Special Industry Machinery (0.35%)
500,000	Novelis, Inc., 8.375%, 12/15/17 (a)	520,625

	Wholesale - Electronic Parts & Equipment, NEC (0.22%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (c)	319,125

	Total corporate bonds and notes (Cost $2,740,966)	2,890,501

Shares
	Real Estate Investment Trusts (4.30%)
34,500	HCP, Inc.	1,369,995
22,500	Health Care REIT, Inc.	1,403,325
22,650	Mid-America Apartment Communities, Inc.	1,486,972
200,000	New Residential Investment Corp.	1,166,000
50,000	NorthStar Realty Finance Corp.	883,500

	Total real estate investment trusts (Cost $5,933,690)	6,309,792

Units
	Reorganization Interests (0.06%)
676,935	EME Reorganization Trust (d)	93,146
813,527	Penson Technologies LLC (b) (d)	0

	Total reorganization interests (Cost $ 0 )	93,146

Shares
	Master Limited Partnerships (1.10%)
	Natural Gas Transmission (1.10%)
40,000	Enterprise Products Partners LP (a) (Cost $374,214)	1,612,000

	Preferred Stocks (1.45%)
	Financial (1.45%)
79,469	Annaly Capital Management, Inc., 7.625% Series C	1,951,759
7,473	Hatteras Financial Corp., 7.625% Series A	177,110
80,000	Solar Cayman Ltd. (a) (b) (d)	0

	Total preferred stocks (Cost $2,515,814)	2,128,869

	Money Market Fund (2.86%)
4,191,147	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $4,191,147)	4,191,147

	Total investments (Cost $123,077,832) (99.87%)	146,549,292

	Cash and other assets in excess of liabilities (0.13%)	186,385

	Net assets (100.00%)	$146,735,677

(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of
September 30, 2014, the value of securities pledged as collateral was $51,002,350 and there were no securities on loan under the lending agreement.
(b) Illiquid and/or restricted security that has been fair valued.
(c) These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) Non-income producing.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less generally are valued at cost adjusted for amortization of premiums and accretion of discounts when it can be reasonably concluded, at each time a valuation is determined, that the amortized cost value of such security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation.  Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Bexil Advisers LLC, the Funds's Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments – Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments (unaudited) for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments at value
Common stocks	$129,289,444	$-	$34,393	$129,323,837
Corporate bonds and notes	-	2,890,501	-	2,890,501
Real estate investment trusts	6,309,792	-	-	6,309,792
Reorganization interests	93,146	-	-	93,146
Master limited partnerships	1,612,000	-	-	1,612,000
Preferred stocks	2,128,869	-	-	2,128,869
Money market fund	4,191,147	-	-	4,191,147
Total investments at value	$143,624,398	$2,890,501	$34,393	$146,549,292

There were no securities transferred from level 1 on December 31, 2013 to level 2 on September 30, 2014.

The following is a reconciliation of level 3 assets including securities valued at zero:
	Common Stocks	Reorganization Interests	Preferred Stocks	Total

Balance at December 31, 2013	$130,086	$-	$0	$130,086

Proceeds from sales	-	-	-	-
Realized loss	-	-	-	-
Transfers into (out of) level 3	-	0	-	-
Change in unrealized depreciation	(95,693)	-	-	(95,693)

Balance at September 30, 2014	$34,393	$0	$0	$34,393

Net change in unrealized depreciation attributable to assets still held as level 3 at September 30, 2014	$(95,693)	$0	$-	$(95,693)

The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of September 30, 2014:

September 30, 2014	Fair Value	Valuation Technique	Unobservable Input	Range

Common Stocks
Services - Miscellaneous Repair Services	$34,393	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	35%

Reorganization Interests	$0	Cost; last known market value for predecessor securities; estimated recovery on liquidation	Discount rate for lack of marketability	100%

Preferred stock
Financial	$0	Most recently reported net asset value	Discount rate for lack of marketability	100%

Cost for Federal Income Tax Purposes
As of September 30, 2014, for federal income tax purposes, subject to change, the aggregate cost of securities was $123,077,832 and net unrealized appreciation was $23,471,460, comprised of gross unrealized appreciation of $27,776,405 and gross unrealized depreciation of $4,304,945. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of September 30, 2014 were as follows:

	Acquisition
	Date	Cost	Value

Aquilex Holdings LLC	12/23/09	$496,372	$34,393
Penson Technologies LLC	4/9/14	0	0
Solar Cayman Ltd.	3/7/07	568,802	0

		$1,065,174	$34,393

Percent of net assets		0.73%	0.02%

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 11, 2014

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 11, 2014

EXHIBIT INDEX

(a) Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)